Exhibit 10.1

AMENDMENT NO. 1 TO THE

CONVERSION AGREEMENT AND AMENDMENT TO SUBORDINATED SECURED

PROMISSORY NOTES

This AMENDMENT NO. 1 to the CONVERSION AGREEMENT AND AMENDMENT TO SUBORDINATED SECURED PROMISSORY NOTES (this “Amendment”), dated as of December 16, 2008, between eGain Communications Corporation, a Delaware corporation (the “Company”), and each of the entitles and individuals listed on the attached Schedule A (each a “Lender” and collectively, the “Lenders”).

WITNESSETH:

WHEREAS, the Company and the Lenders have previously entered into that certain Conversion Agreement and Amendment to Subordinated Secured Promissory Notes dated as of September 24, 2008 (the “Agreement”); and

WHEREAS, the Company and the Lenders now desire to amend Exhibit 2.1 of the Agreement to correct an inadvertent error in the interest calculation for the face amounts of the notes received by Lenders;

NOW, THEREFORE, in consideration of the foregoing promises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, parties hereto hereby agree as follows:

1. Conversion Schedule. Exhibit 2.1 of the Agreement is hereby amended and restated in its entirety as set forth on Exhibit 2.1 attached hereto.

2. Miscellaneous.

(a) Capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Agreement.

(b) Other than with respect to the amendments described in Section 1 above, this Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the “Provisions”) relating to or contained in the Agreement, and all such Provisions shall remain in full force and effect.

(c) This Amendment shall be construed in accordance with and shall be governed by the laws of the State of California, without regard to its laws as to conflict of laws.

(d) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(e) This Amendment and any of the provisions hereof may not be amended, altered or added to in any manner except by a document in writing and signed by the parties hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

COMPANY:

eGAIN COMMUNICATIONS CORPORATION

By:	/s/ Eric Smit
Name: Eric Smit
Its: Chief Financial Officer

LENDERS:

/s/ Ashutosh Roy
Ashutosh Roy

OAK HILL CAPITAL PARTNERS, L.P.

By:	OHCP GenPar, L.P.,
its general partner

By:	OHCP MGP, LLC,
its general partner

By:	/s/ Kevin G. Levy
Kevin G. Levy, Vice President

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

By:	OHCP GenPar, L.P.,
its general partner

By:	OHCP MGP, LLC,
its general partner

By:	/s/ Kevin G. Levy
Kevin G. Levy, Vice President

FW INVESTORS V, L.P.

By:	FW Management II, L.L.C.,
its general partner

By:	/s/ Kevin G. Levy
Kevin G. Levy, Vice President

Schedule A

Lenders

Ashutosh Roy

Oak Hill Capital Partners, L.P.

Oak Hill Capital Management Partners, L.P.

FW Investors V, L.P.

Exhibit 2.1

Conversion Schedule

Lender	Face Amount of Prior Note		Amount of Prior Note to Convert ($) (includes interest)	Shares of Common Stock Received In Conversion	Face Amount of Restated Note Received by Lender
Ashutosh Roy	$5,534,692.48	(1)	$5,220,563.00	5,495,329	$8,629,795	(2)
Oak Hill Capital Partners, L.P.	$1,899,462.44		$850,656.49	895,429	$1,407,566
Oak Hill Capital Management Partners, L.P.	$48,704.07		$21,811.83	22,960	$36,091
FW Investors V, L.P.	$989,070.21		$442,945.68	466,258	$732,934
Total =	$8,471,929.20		$6,535,977.00	6,879,976	$10,806,386

(1)	Includes promissory notes issued on (a) December 31, 2002, as restated and reissued on June 29, 2007 for a face value of $4,066,075 (portion of the 2007 note allocated for the 2002 note only) and (b) March 31, 2004 for a face value of $1,468,617.48.

(2)	Includes principal amounts for promissory notes issued on (a) October 31, 2003, as restated and reissued on June 29, 2007 for a face value of $3,699,411.40 and (b) June 29, 2007 for a face value of $2,441,600.00.